                                                                  EXHIBIT 10.3

                                 SECOND AMENDMENT TO
                              ASSET PURCHASE AGREEMENT


     THIS SECOND AMENDMENT (this "Amendment") is entered into this 11th day of July, 1997 by and among Zenith Insurance Company, a California corporation (the "Purchaser") and RISCORP, Inc., a Florida corporation ("RISCORP"), RISCORP Management Services, Inc., a Florida corporation ("RMS"), RISCORP of Illinois, Inc., an Illinois corporation ("RI"), Independent Association Administrators Incorporated, an Alabama corporation ("IAA"), RISCORP Insurance Services, Inc., a Florida corporation ("RIS"), RISCORP Managed Care Services, Inc., a Florida corporation ("RMCS"), CompSource, Inc., a North Carolina corporation ("CompSource"), RISCORP Real Estate Holdings, Inc., a Florida corporation ("RRE"), RISCORP Acquisition, Inc., a Florida corporation ("RA"), RISCORP West Inc., an Oklahoma corporation ("RW"), RISCORP of Florida, Inc., a Florida corporation ("RF"), RISCORP Insurance Company, a Florida corporation ("RIC"), RISCORP Property & Casualty Insurance Company, a Florida corporation ("RP&C"), RISCORP National Insurance Company, a Missouri corporation ("RNIC"), RISCORP Services, Inc., a Florida corporation ("RS"), RISCORP Staffing Solutions Holding, Inc., a Florida corporation ("RSS Holding"), RISCORP Staffing Solutions, Inc. I, a Florida corporation ("RSSI") and RISCORP Staffing Solutions, Inc. II, a Florida corporation ("RSSII"). RISCORP, RMS, RI, IAA, RIS, RMCS, CompSource, RRE, RA, RW, RF, RIC, RP&C, RNIC, RS, RSS Holding, RSSI and RSSII are referred to herein collectively as the "Sellers."

                                 W I T N E S S E T H:

     WHEREAS, on June 17, 1997, the Purchaser and the Sellers entered into an Asset Purchase Agreement (the "Agreement") which contemplates the acquisition of certain assets and the assumption of certain liabilities of the Sellers by the Purchaser;

     WHEREAS, the Purchaser and Sellers desire to amend the Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. SECTION 5.18. Section 5.18 of the Agreement is hereby deleted in its entirety and, in lieu thereof, the following new Section 5.18 is hereby inserted:

          "(a) Within thirty one days following the date of execution of this Agreement, the Sellers' Representative on behalf of the Sellers shall deliver to Purchaser schedules prepared in consultation with the Purchaser and reasonably satisfactory to the parties ("Disclosure Schedules"), which shall be accompanied by a certificate signed by the chief executive officer of RISCORP stating that the Disclosure Schedules are being delivered pursuant to this Section 5.18. The Disclosure Schedules, when so delivered, shall be deemed to constitute an integral part of this Agreement and to modify the respective representations, warranties, covenants or agreements of the parties hereto contained herein to the extent that such representations, warranties, covenants or agreements expressly refer to schedules. Anything to the contrary contained herein or in the Disclosure Schedules notwithstanding, any and all statements, representations, warranties or disclosures set forth in the Disclosure Schedules shall be deemed to have been made on and as of the date hereof.

          (b) The parties hereby agree to cooperate in good faith to complete within forty one days from the date hereof the schedules to the Purchase Agreement pertaining to Assigned and Assumed Contracts, Included Affiliate Agreements, Included Employment Contracts, Insurance Contracts and other Transferred Assets and Other Assumed Liabilities."

     2. OTHER TERMS AND CONDITIONS RATIFIED AND CONFIRMED. All other terms and conditions of the Agreement are hereby ratified and confirmed by the parties and shall remain in full force and effect.

     3. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned parties have executed this Amendment as of the day and year set forth above.

                                    ZENITH INSURANCE COMPANY

                                    By:  /s/ STANLEY R. ZAX
                                         ---------------------------
                                    Name:  Stanley R. Zax
                                    Title: Chairman & President


                                    RISCORP, INC.

                                    By:  /s/ FREDERICK M. DAWSON
                                         ---------------------------
                                    Name:  Frederick M. Dawson
                                    Title: President


                                    RISCORP MANAGEMENT SERVICES, INC.

                                    By:  /s/ FREDERICK M. DAWSON
                                         ---------------------------
                                    Name:  Frederick M. Dawson
                                    Title: President

                                    RISCORP OF ILLINOIS, INC.

                                    By:  /s/ FREDERICK M. DAWSON
                                         ---------------------------
                                    Name:  Frederick M. Dawson
                                    Title: President


                                    INDEPENDENT ASSOCIATION ADMINISTRATORS
                                    INCORPORATED

                                    By:  /s/ FREDERICK M. DAWSON
                                         ---------------------------
                                    Name:  Frederick M. Dawson
                                    Title: President


                                    RISCORP INSURANCE SERVICES, INC.

                                    By:  /s/ FREDERICK M. DAWSON
                                         ---------------------------
                                    Name:  Frederick M. Dawson
                                    Title: President


                                    RISCORP MANAGED CARE SERVICES, INC.

                                    By:  /s/ FREDERICK M. DAWSON
                                         ---------------------------
                                    Name:  Frederick M. Dawson
                                    Title: President


                                    COMPSOURCE, INC.

                                    By:  /s/ FREDERICK M. DAWSON
                                         ---------------------------
                                    Name:  Frederick M. Dawson
                                    Title: President


                                    RISCORP REAL ESTATE HOLDINGS, INC.

                                    By:  /s/ FREDERICK M. DAWSON
                                         ---------------------------
                                    Name:  Frederick M. Dawson
                                    Title: President

                                    RISCORP ACQUISITION, INC.

                                    By:  /s/ FREDERICK M. DAWSON
                                         ---------------------------
                                    Name:  Frederick M. Dawson
                                    Title: President


                                    RISCORP WEST, INC.

                                    By:  /s/ FREDERICK M. DAWSON
                                         ---------------------------
                                    Name:  Frederick M. Dawson
                                    Title: President


                                    RISCORP OF FLORIDA, INC.

                                    By:  /s/ FREDERICK M. DAWSON
                                         ---------------------------
                                    Name:  Frederick M. Dawson
                                    Title: President


                                    RISCORP INSURANCE COMPANY

                                    By:  /s/ FREDERICK M. DAWSON
                                         ---------------------------
                                    Name:  Frederick M. Dawson
                                    Title: President


                                    RISCORP PROPERTY & CASUALTY INSURANCE
                                    COMPANY

                                    By:  /s/ FREDERICK M. DAWSON
                                         ---------------------------
                                    Name:  Frederick M. Dawson
                                    Title: President


                                    RISCORP NATIONAL INSURANCE COMPANY

                                    By:  /s/ FREDERICK M. DAWSON
                                         ---------------------------
                                    Name:  Frederick M. Dawson
                                    Title: President

                                    RISCORP SERVICES, INC.

                                    By:  /s/ FREDERICK M. DAWSON
                                         ---------------------------
                                    Name:  Frederick M. Dawson
                                    Title: President


                                    RISCORP STAFFING SOLUTIONS HOLDING, INC.

                                    By:  /s/ FREDERICK M. DAWSON
                                         ---------------------------
                                    Name:  Frederick M. Dawson
                                    Title: President


                                    RISCORP STAFFING SOLUTIONS HOLDING, INC. I

                                    By:  /s/ FREDERICK M. DAWSON
                                         ---------------------------
                                    Name:  Frederick M. Dawson
                                    Title: President


                                    RISCORP STAFFING SOLUTIONS HOLDING, INC. II

                                    By:  /s/ FREDERICK M. DAWSON
                                         ---------------------------
                                    Name:  Frederick M. Dawson
                                    Title: President